UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 16, 2009
(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 N.W. 150th Street Oklahoma City, Oklahoma	73134

(Address of principal executive offices)	(Zip Code)
(405) 775-5000
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On October 16, 2009, at 2:00 p.m., Tronox Incorporated will host a meeting of the Holders of the 9.5% Senior Unsecured Notes Due December 2012 (the “Holders”), issued by Tronox Worldwide LLC and Tronox Finance Corp. The meeting will take place at the offices of Kirkland & Ellis LLP, Fiftieth Floor, 601 Lexington Avenue, New York, New York, 10022. A copy of the materials that will be distributed to the Holders and discussed at the meeting are included herewith as Exhibit 99.1
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

99.1	Presentation to the holders of the 9.5% Senior Unsecured Notes, dated October 16, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	/s/ Michael J. Foster
Michael J. Foster
Vice President, General Counsel and Secretary

Dated: October 16, 2009